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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 12, 2001

                                 INPRIMIS, INC.

               (Exact Name of Registrant as Specified in Charter)

                 Florida            0-21138           59-2479377

     (State or Other Jurisdiction (Commission      (IRS Employer
      of Incorporation)           File Number)    Identification No.)

          1601 Clint Moore Road, Boca Raton, FL         33487
          (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code (561) 997-6227



          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

          On October 12, 2001, Inprimis, Inc., a Florida corporation ("Registrant"), and Cash Card Communications Corp. Ltd., a Bermuda corporation ("C-4"), entered into a Share Exchange Agreement pursuant to which Registrant, subject to certain conditions, will issue common stock to C-4 in exchange for its shares of DataWave Systems, Inc., a Yukon corporation, ("DataWave"). Attached hereto as Exhibit 2 is a copy of the Share Exchange Agreement.

          On October 12, 2001, Registrant, C-4, Eduard Will and The Donald C. Sider Trust U/A dated July 10, 1985, Donald C. Sider, Trustee entered into a Private Placement Agreement pursuant to which Registrant, subject to certain conditions, will issue shares of a newly created class of Series A Preferred Stock. Attached hereto as Exhibit 10.1 is a copy of the Private Placement Agreement.

          On October 12, 2001, Registrant, DataWave and C-4 entered into a Non-Binding Interim Plan of Arrangement Agreement under which the parties agree in principle to the terms of a Plan of Arrangement to be entered into between the parties. Attached hereto as Exhibit 10.2 is a copy of the Non-Binding Interim Plan of Arrangement Agreement.

          On October 12, 2001, Registrant and certain holders of DataWave shares, representing approximately 6.5% of DataWave's issued and outstanding common stock, entered into Lock-Up Agreements pursuant to which such holders agree to vote in favor of the proposed Plan of Arrangement. Attached hereto as Exhibit 10.3 is a copy of the Form of Lock-Up Agreement entered into by each such holder of DataWave shares.

          Attached hereto as Exhibit 99 is a copy of the joint press release of Registrant, DataWave and C-4 announcing the execution of the Share Exchange Agreement, the Private Placement Agreement, the Non-Binding Interim Plan of Arrangement Agreement and the Lock-Up Agreements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

            2. Share Exchange Agreement, dated as of October 12, 2001, by and between Inprimis, Inc. and Cash Card Communications Corp. Ltd.

            10.1 Private Placement Agreement, dated as of October 12, 2001, by and among Inprimis, Inc., Cash Card Communications Corp., Eduard Will and The Donald C. Sider Trust U/A dated July 10, 1985, Donald C. Sider, Trustee.

            10.2 Non-Binding Interim Plan of Arrangement Agreement, dated as of October 12, 2001, by and among Inprimis, Inc., DataWave Systems Inc. and Cash Card Communications Corp. Ltd.

            10.3 Form of Lock-Up Agreement, dated as of October 12, 2001 among Inprimis, Inc. and certain stockholders of DataWave Systems, Inc.

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            99.   Press release issued October 12, 2001 announcing the Agreement with DataWave Systems, Inc. and Cash Card Communications Corp. Ltd.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INPRIMIS, INC.


Date:    October 18, 2001       By /s/ R. Michael Brewer
                                R. Michael Brewer
                                Senior Vice President and
                                Chief Financial Officer